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Exhibit 10.37

SECOND AMENDMENT AGREEMENT

        SECOND AMENDMENT AGREEMENT, dated as of February 9, 2004 (this "Agreement") to the Loan and Security Agreement, dated as of July 8, 2003 (as amended, supplemented or modified from time to time in accordance with its terms, the "Loan Agreement"), among the financial institutions named therein (the "Lenders"), AmSouth Bank, as agent (in such capacity, together with any successor in such capacity, the "Agent"), AmSouth Capital Corp., as administrative agent (in such capacity, together with any successor in such capacity, the "Administrative Agent"), New World Restaurant Group, Inc., a Delaware corporation ("New World"), Manhattan Bagel Company, Inc., a New Jersey corporation ("Manhattan Bagel"), Chesapeake Bagel Franchise Corp., a New Jersey corporation ("Chesapeake Bagel"), Willoughby's Incorporated, a Connecticut corporation ("Willoughby's"), Einstein and Noah Corp., a Delaware corporation ("Einstein"), Einstein/Noah Bagel Partners, Inc., a California corporation ("Einstein/Noah") and I. & J. Bagel, Inc., a California corporation ("I&J"; New World, Manhattan Bagel, Chesapeake Bagel, Willoughby's, Einstein, Einstein/Noah and I&J, each a "Borrower," and, collectively, the "Borrowers"), and the Guarantors named therein. Terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Loan Agreement.

        WHEREAS, the Loan Parties have requested that the Lenders amend a certain provision of the Loan Agreement.

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

        1.    Amendments.    Effective as of the date all of the conditions to effectiveness set forth in Section 3 of this Agreement are satisfied (the "Effective Date") the definition of "Unused Letter of Credit Subfacility" is hereby amended by deleting the number "2,500,000" appearing therein and substituting therefor the number "5,000,000".

        2.    Representations and Warranties of the Borrowers.    Each Loan Party hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

          a.     All representations and warranties made by such Loan Party in Article VIII of the Loan Agreement are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date), except that such Loan Party represents (i) with respect to Sections 8.7 and 8.9 of the Loan Agreement, the capitalization and Debt of such Loan Party is as set forth on the Consolidated Balance Sheets of New World Restaurant Group, Inc. (page 3 of the Form 10-Q filed with the Securities and Exchange Commission for the quarterly period ended September 30, 2003) attached hereto as Annex A and (ii) with respect to Section 8.14 of the Loan Agreement, there has not been a Material Adverse Effect since the Closing Date.

          b.     Such Loan Party has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

          c.     This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Loan Party, and is enforceable in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

          d.     No event has occurred and is continuing which constitutes or would constitute a Material Adverse Effect, Default or Event of Default under the Loan Agreement.

          e.     No Loan Party has executed and delivered or otherwise granted any mortgage in respect of the Major Premises or any other Real Property (owned or leased) in favor of the holders of the Senior Secured Debt.

        3.    Conditions Precedent.    Notwithstanding any term or provision of this Agreement to the contrary, Section 1 hereof shall not become effective until executed counterparts of this Agreement have been delivered by each party hereto to the Agent and the Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

        4.    Continued Effectiveness.    Nothing herein shall be deemed to be a waiver or other modification of any covenant or agreement contained in, or any Default or Event of Default under, the Loan Agreement or any other Loan Document, and each Loan Party hereby agrees that, as amended hereby, all covenants and other provisions contained in the Loan Agreement are hereby ratified and confirmed in all respects and that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities with respect to the Loan Agreement or the other Loan Documents.

        5.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

        6.     THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[Signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

"BORROWERS" AND "GUARANTORS"
NEW WORLD RESTAURANT GROUP, INC.
By	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Chief Financial Officer
MANHATTAN BAGEL COMPANY, INC.
By:	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Assistant Secretary
CHESAPEAKE BAGEL FRANCHISE CORP.
By:	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Assistant Secretary
WILLOUGHBY'S INCORPORATED
By:	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Assistant Secretary
EINSTEIN AND NOAH CORP.
By:	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Assistant Secretary
EINSTEIN/NOAH BAGEL PARTNERS, INC.
By:	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Assistant Secretary
I. & J. BAGEL, INC.
By:	/s/ RICHARD P. DUTKIEWICZ
	Name:	Richard P. Dutkiewicz
	Title:	Assistant Secretary
"AGENT"
AMSOUTH BANK, as Agent
By:	/s/ BRUCE KASPER
	Name:	Bruce Kasper
	Title:	Attorney in Fact
"ADMINISTRATIVE AGENT"
AMSOUTH CAPITAL CORP., as the Administrative Agent
By:	/s/ BRUCE KASPER
	Name:	Bruce Kasper
	Title:	Attorney in Fact
"LENDERS"
AMSOUTH BANK, as a Lender
By:	/s/ BRUCE KASPER
	Name:	Bruce Kasper
	Title:	Attorney in Fact

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SECOND AMENDMENT AGREEMENT